Intangible Assets, Net - Schedule of Amortization Expenses For the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Amortization Expenses for the Intangible Assets [Abstract]
2026	¥ 18,521	$ 2,648
2027	9,540	1,364
2028	5,920	847
2029	4,630	662
2030	1,753	251
Thereafter	4,753	680
Total Amortization expenses	¥ 45,117	$ 6,452	¥ 61,730